Exhibit 99.2
Tanger Factory Outlet Centers, Inc.

Supplemental Operating and Financial Data
March 31, 2014

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2014

Notice

For a more detailed discussion of the factors that affect our operating results, interested parties should review the Tanger Factory Outlet Centers, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

This Supplemental Operating and Financial Data is not an offer to sell or a solicitation to buy any securities of the Company. Any offers to sell or solicitations to buy any securities of the Company shall be made only by means of a prospectus.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2014

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2014

Geographic Diversification

Consolidated Properties

As of March 31, 2014
State	# of Centers	GLA	% of GLA
South Carolina	5	1,576,888	14%
New York	2	1,471,715	13%
Pennsylvania	3	874,474	8%
Georgia	2	691,582	6%
Texas	2	619,621	5%
Delaware	1	564,593	5%
Alabama	1	557,014	5%
North Carolina	3	505,225	4%
New Jersey	1	489,762	4%
Tennessee	1	438,335	4%
Michigan	2	437,222	4%
Ohio	1	411,776	4%
Louisiana	1	318,666	3%
Missouri	1	302,922	3%
Utah	1	298,391	2%
Connecticut	1	289,898	2%
Iowa	1	277,230	2%
Oregon	1	270,212	2%
Illinois	1	250,439	2%
New Hampshire	1	245,698	2%
Florida	1	198,877	2%
Maryland	1	198,840	2%
California	1	171,300	1%
Maine	2	76,356	1%
Total	37	11,537,036	100%
Unconsolidated Joint Venture Properties

	# of Centers	GLA	Ownership %
Texas City, TX	1	352,705	50.00%
Washington D.C.	1	338,786	50.00%
Glendale, AZ	1	331,739	58.00%
Wisconsin Dells, WI	1	265,086	50.00%
Bromont, QC	1	161,449	50.00%
Cookstown, ON	1	155,302	50.00%
Saint-Sauveur, QC	1	115,697	50.00%
Total	7	1,720,764

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2014

Property Summary - Occupancy at End of Each Period Shown

Consolidated properties
Location	Total GLA 3/31/14	% Occupied 3/31/14	% Occupied 12/31/13	% Occupied 9/30/13	% Occupied 6/30/13	% Occupied 3/31/13
Deer Park, NY	741,981	92%	95%	95%	N/A	N/A
Riverhead, NY	729,734	98%	100%	100%	99%	98%
Rehoboth Beach, DE	564,593	98%	100%	100%	97%	98%
Foley, AL	557,014	96%	97%	98%	95%	96%
Atlantic City, NJ	489,762	93%	96%	95%	94%	94%
San Marcos, TX	441,821	100%	100%	99%	99%	99%
Sevierville, TN	438,335	99%	99%	99%	99%	98%
Myrtle Beach Hwy 501, SC	425,247	98%	99%	100%	100%	99%
Jeffersonville, OH	411,776	95%	100%	100%	100%	99%
Myrtle Beach Hwy 17, SC	402,791	99%	100%	99%	99%	100%
Pittsburgh, PA	372,972	96%	100%	100%	100%	100%
Commerce II, GA	370,512	94%	99%	99%	99%	100%
Charleston, SC	365,107	98%	100%	100%	98%	97%
Howell, MI	324,652	98%	99%	99%	100%	98%
Locust Grove, GA	321,070	99%	100%	99%	100%	100%
Mebane, NC	318,910	99%	100%	100%	100%	100%
Gonzales, LA	318,666	98%	100%	100%	99%	99%
Branson, MO	302,922	99%	100%	100%	100%	100%
Park City, UT	298,391	97%	100%	99%	99%	100%
Westbrook, CT	289,898	99%	100%	99%	98%	98%
Williamsburg, IA	277,230	100%	100%	99%	99%	99%
Lincoln City, OR	270,212	99%	100%	99%	98%	98%
Lancaster, PA	254,002	99%	100%	100%	100%	100%
Tuscola, IL	250,439	90%	92%	95%	95%	94%
Hershey, PA	247,500	100%	100%	100%	100%	100%
Tilton, NH	245,698	98%	100%	100%	100%	100%
Hilton Head II, SC	206,544	97%	100%	100%	98%	97%
Fort Myers, FL	198,877	93%	94%	91%	88%	94%
Ocean City, MD	198,840	97%	100%	100%	97%	89%
Terrell, TX	177,800	97%	99%	99%	97%	97%
Hilton Head I, SC	177,199	98%	98%	99%	100%	100%
Barstow, CA	171,300	100%	100%	100%	95%	94%
West Branch, MI	112,570	98%	100%	98%	98%	95%
Blowing Rock, NC	104,154	100%	100%	100%	99%	99%
Nags Head, NC	82,161	100%	100%	100%	100%	100%
Kittery I, ME	51,737	100%	100%	100%	100%	100%
Kittery II, ME	24,619	100%	100%	100%	100%	100%
Total	11,537,036	97%	99%	99%	98%	98%

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2014

Unconsolidated joint venture properties
Location	Total GLA 3/31/14	% Occupied 3/31/14	% Occupied 12/31/13	% Occupied 9/30/13	% Occupied 6/30/13	% Occupied 3/31/13
Deer Park, NY (1)	741,981	N/A	N/A	N/A	94%	92%
Texas City, TX	352,705	99%	100%	100%	97%	97%
Washington D.C.	338,786	97%	99%	N/A	N/A	N/A
Glendale, AZ	331,739	99%	100%	100%	97%	95%
Wisconsin Dells, WI	265,086	97%	100%	100%	100%	100%
Bromont, QC	161,449	81%	84%	93%	92%	89%
Cookstown, ON	155,302	98%	100%	95%	99%	97%
Saint-Sauveur, QC	115,697	100%	100%	100%	100%	100%

(1)	The Company acquired a controlling interest in the Deer Park, NY center on August 30, 2013. The center is now reported above in the section labeled consolidated properties.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2014

Portfolio Occupancy at End of Each Period (1)

(1)	Excludes unconsolidated outlet centers. See table on page 4.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2014

Major Tenants (1)

Ten Largest Tenants as of March 31, 2014
Tenant	# of Stores	GLA	% of Total GLA
The Gap, Inc.	84	903,879	7.8%
Dress Barn, Inc.	90	525,798	4.5%
Phillips-Van Heusen	95	474,627	4.1%
Nike	37	392,570	3.4%
VF Outlet, Inc.	44	388,798	3.4%
G-III Apparel	68	338,197	3.0%
Ann Taylor	47	321,229	2.8%
Polo Ralph Lauren	31	315,549	2.7%
Adidas	42	291,889	2.5%
Carter's	61	286,554	2.5%
Total of All Listed Above	599	4,239,090	36.7%

(1)	Excludes unconsolidated outlet centers. See table on page 4.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2014

Lease Expirations as of March 31, 2014

(1)	Excludes unconsolidated outlet centers. See table on page 4.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2014

Leasing Activity (1)

	3/31/2014	6/30/2014	9/30/2014	12/31/2014	Year to Date	Prior Year to Date
Re-tenanted Space:
Number of leases	75				75	90
Gross leasable area	272,801				272,801	293,535
New initial base rent per square foot	$29.43				$29.43	$26.97
Prior expiring base rent per square foot	$23.96				$23.96	$23.35
Percent increase	22.8%				22.8%	15.5%

New straight line base rent per square foot	$32.14				$32.14	$29.76
Prior straight line base rent per square foot	$23.66				$23.66	$22.52
Percent increase	35.9%				35.9%	32.2%

Renewed Space:
Number of leases	184				184	231
Gross leasable area	870,318				870,318	1,135,107
New initial base rent per square foot	$22.26				$22.26	$22.37
Prior expiring base rent per square foot	$20.23				$20.23	$19.99
Percent increase	10.0%				10.0%	11.9%

New straight line base rent per square foot	$23.24				$23.24	$23.17
Prior straight line base rent per square foot	$19.72				$19.72	$19.64
Percent increase	17.9%				17.9%	18.0%

Total Re-tenanted and Renewed Space:
Number of leases	259				259	321
Gross leasable area	1,143,119				1,143,119	1,428,642
New initial base rent per square foot	$23.97				$23.97	$23.32
Prior expiring base rent per square foot	$21.12				$21.12	$20.68
Percent increase	13.5%				13.5%	12.7%

New straight line base rent per square foot	$25.36				$25.36	$24.52
Prior straight line base rent per square foot	$20.66				$20.66	$20.23
Percent increase	22.8%				22.8%	21.2%

(1)	Excludes unconsolidated outlet centers. See table on page 4.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2014

Consolidated Balance Sheets (dollars in thousands)

	3/31/2014	12/31/2013	9/30/2013	6/30/2013	3/31/2013
ASSETS
Rental property
Land	$230,415	$230,415	$230,417	$148,003	$148,002
Buildings, improvements and fixtures	2,013,520	2,009,971	2,004,882	1,821,404	1,802,160
Construction in progress	20,848	9,433	4,375	2,531	6,336
	2,264,783	2,249,819	2,239,674	1,971,938	1,956,498
Accumulated depreciation	(671,807)	(654,631)	(636,035)	(618,644)	(600,713)
Total rental property, net	1,592,976	1,595,188	1,603,639	1,353,294	1,355,785
Cash and cash equivalents	16,906	15,241	10,482	5,450	2,691
Investments in unconsolidated joint ventures	171,040	140,214	136,922	162,094	133,982
Deferred lease costs and other intangibles, net	157,627	163,581	171,702	98,993	102,786
Deferred debt origination costs, net	10,276	10,818	7,275	7,921	8,534
Prepaids and other assets	81,068	81,414	71,943	69,205	63,353
Total assets	$2,029,893	$2,006,456	$2,001,963	$1,696,957	$1,667,131
LIABILITIES AND EQUITY
Liabilities
Debt
Senior, unsecured notes, net of discounts	$794,407	$794,248	$548,247	$548,174	$548,103
Unsecured term loans, net of discounts	267,141	267,104	267,065	259,528	259,491
Mortgages payable, including premiums	249,418	250,497	251,533	104,237	105,346
Unsecured lines of credit	46,900	16,200	259,000	213,100	174,917
Total debt	1,357,866	1,328,049	1,325,845	1,125,039	1,087,857
Construction trade payables	13,471	9,776	5,272	5,595	7,744
Accounts payable and accruals	46,401	49,686	48,400	34,806	37,957
Deferred financing obligation	28,388	28,388	28,388	—	—
Other liabilities	31,942	32,962	33,101	21,223	22,134
Total liabilities	1,478,068	1,448,861	1,441,006	1,186,663	1,155,692
Commitments and contingencies	—	—	—	—	—
Equity
Tanger Factory Outlet Centers, Inc.
Common shares	958	945	945	944	944
Paid in capital	793,059	788,984	785,515	771,265	768,702
Accumulated distributions in excess of net income	(272,085)	(265,242)	(262,173)	(294,237)	(289,880)
Accumulated other comprehensive income	(5,515)	(2,428)	1,179	1,343	1,179
Equity attributable to Tanger Factory Outlet Centers, Inc.	516,417	522,259	525,466	479,315	480,945
Equity attributable to noncontrolling interests
Noncontrolling interests in Operating Partnership	27,606	28,432	28,615	24,100	24,184
Noncontrolling interest in other consolidated partnerships	7,802	6,904	6,876	6,879	6,310
Total equity	551,825	557,595	560,957	510,294	511,439
Total liabilities and equity	$2,029,893	$2,006,456	$2,001,963	$1,696,957	$1,667,131

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2014

Consolidated Statements of Operations (dollars and shares in thousands)

		Three Months Ended				YTD
	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	3/31/14	3/31/13
REVENUES
Base rentals	$66,976	$68,811	$64,301	$61,046	$59,244	$66,976	$59,244
Percentage rentals	2,083	4,295	3,084	1,855	2,017	2,083	2,017
Expense reimbursements	31,542	31,110	27,414	25,824	25,306	31,542	25,306
Other income	2,241	3,186	3,104	2,290	2,122	2,241	2,122
Total revenues	102,842	107,402	97,903	91,015	88,689	102,842	88,689
EXPENSES
Property operating	36,027	34,227	29,863	28,821	28,135	36,027	28,135
General and administrative	10,722	9,879	9,754	9,914	9,572	10,722	9,572
Acquisition costs	7	240	532	252	179	7	179
Abandoned pre-development costs	1,596	—	—	—	—	1,596	—
Depreciation and amortization	26,063	27,063	24,223	22,172	22,288	26,063	22,288
Total expenses	74,415	71,409	64,372	61,159	60,174	74,415	60,174
Operating income	28,427	35,993	33,531	29,856	28,515	28,427	28,515
Interest expense	(14,920)	(13,790)	(12,367)	(12,583)	(12,876)	(14,920)	(12,876)
Gain on previously held interest in acquired joint venture	—	—	26,002	—	—	—	—
Income before equity in earnings of unconsolidated joint ventures	13,507	22,203	47,166	17,273	15,639	13,507	15,639
Equity in earnings of unconsolidated joint ventures	1,933	933	9,014	503	590	1,933	590
Net income	15,440	23,136	56,180	17,776	16,229	15,440	16,229
Noncontrolling interests in Operating Partnership	(803)	(1,208)	(2,787)	(859)	(789)	(803)	(789)
Noncontrolling interests in other consolidated partnerships	(21)	8	(99)	(29)	(1)	(21)	(1)
Net income attributable to Tanger Factory Outlet Centers, Inc.	14,616	21,936	53,294	16,888	15,439	14,616	15,439
Allocation to participating securities	(429)	(230)	(609)	(231)	(194)	(429)	(194)
Net income available to common shareholders	$14,187	$21,706	$52,685	$16,657	$15,245	$14,187	$15,245
Basic earnings per common share
Net income	$0.15	$0.23	$0.56	$0.18	$0.16	$0.15	$0.16
Diluted earnings per common share
Net income	$0.15	$0.23	$0.56	$0.18	$0.16	$0.15	$0.16
Weighted average common shares
Basic	93,580	93,408	93,368	93,331	93,132	93,580	93,132
Diluted	93,649	94,354	94,300	94,207	94,043	93,649	94,043

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2014

FFO and FAD Analysis (dollars and shares in thousands)

		Three Months Ended				YTD
	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13	3/31/14	3/31/13
Funds from operations:
Net income	$15,440	$23,136	$56,180	$17,776	$16,229	$15,440	$16,229
Adjusted for -
Depreciation and amortization uniquely significant to real estate - consolidated properties	25,702	26,717	23,888	21,867	22,043	25,702	22,043
Depreciation and amortization uniquely significant to real estate - unconsolidated joint ventures	2,605	2,954	2,861	3,431	3,173	2,605	3,173
Gain on previously held interest in acquired joint venture	—	—	(26,002)	—	—	—	—
Funds from operations	43,747	52,807	56,927	43,074	41,445	43,747	41,445
FFO attributable to noncontrolling interests in other consolidated partnerships	(40)	(12)	(117)	(66)	(7)	(40)	(7)
Allocation to participating securities	(864)	(524)	(614)	(461)	(425)	(864)	(425)
Funds from operations available to common shareholders	$42,843	$52,271	$56,196	$42,547	$41,013	$42,843	$41,013
Funds from operations per share	$0.43	$0.53	$0.57	$0.43	$0.42	$0.43	$0.42
Funds available for distribution to common shareholders:
Funds from operations	$42,843	$52,271	$56,196	$42,547	$41,013	$42,843	$41,013
Adjusted for -
Corporate depreciation excluded above	361	346	335	305	245	361	245
Amortization of finance costs	553	399	594	598	603	553	603
Amortization of net debt discount (premium)	(89)	(119)	(254)	(252)	(261)	(89)	(261)
Amortization of share-based compensation	3,349	3,012	2,964	2,939	2,460	3,349	2,460
Straight line rent adjustment	(1,838)	(1,461)	(1,587)	(1,393)	(1,087)	(1,838)	(1,087)
Market rent adjustment	669	752	235	181	(27)	669	(27)
2nd generation tenant allowances	(3,378)	(5,081)	(4,435)	(5,442)	(1,885)	(3,378)	(1,885)
Capital improvements	(4,209)	(2,187)	(3,404)	(6,735)	(2,882)	(4,209)	(2,882)
Adjustments from unconsolidated joint ventures	(218)	47	(4,711)	(220)	(30)	(218)	(30)
Funds available for distribution	$38,043	$47,979	$45,933	$32,528	$38,149	$38,043	$38,149
Funds available for distribution per share	$0.39	$0.48	$0.46	$0.33	$0.39	$0.39	$0.39
Dividends paid per share	$0.225	$0.225	$0.225	$0.225	$0.210	$0.225	$0.210
FFO payout ratio	52%	43%	40%	53%	50%	52%	50%
FAD payout ratio	58%	48%	50%	70%	54%	58%	54%
Diluted weighted average common shs.	98,789	99,499	99,178	98,955	98,798	98,789	98,798

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2014

Unconsolidated Joint Venture Information

The following table details certain information as of March 31, 2014, except for Net Operating Income ("NOI") which is for the three months ended March 31, 2014, about various unconsolidated real estate joint ventures in which we have an ownership interest (dollars in millions):

Joint Venture	Center Location	Ownership %	Square Feet	Tanger's Share of Total Assets	Tanger's Share of NOI	Tanger's Share of Debt
Charlotte (1)	Charlotte, NC	50.0%	—	$23.4	$—	$—

Galveston/Houston	Texas City, TX	50.0%	352,705	39.5	1.2	32.5

National Harbor	Washington D.C. Metro Area	50.0%	338,786	52.0	1.4	30.5

RioCan Canada (2)	Various	50.0%	432,448	99.4	0.9	8.6

Savannah (1)	Savannah, GA	50.0%	—	21.8	—	—

Westgate	Glendale, AZ	58.0%	331,739	41.6	1.1	25.3

Wisconsin Dells	Wisconsin Dells, WI	50.0%	265,086	15.0	0.6	12.1

Other				0.2	—	—

Total				$292.9	$5.2	$109.0

(1)	Center is currently under development.

(2)
Includes a 155,302 square foot center in Cookstown, Ontario that was acquired in December of 2011, a 161,449 square foot center in Bromont, Quebec and a 115,697 square foot center in Saint-Sauveur, Quebec, both of which were acquired in November of 2012, as well as investments related to the construction and development of an outlet center in Ottawa, Ontario, an expansion of the outlet center in Cookstown, Ontario, and due diligence costs for additional potential sites in Canada.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2014

Pro Rata Balance Sheet (dollars in thousands)

	Consolidated	Noncontrolling interests	Company	Prorata portion unconsolidated joint ventures	Prorata balance sheet
ASSETS
Rental property
Land	$230,415	$(469)	$229,946	$33,604	$263,550
Buildings, improvements and fixtures	2,013,520	(6,585)	2,006,935	167,165	2,174,100
Construction in progress	20,848	(903)	19,945	80,117	100,062
	2,264,783	(7,957)	2,256,826	280,886	2,537,712
Accumulated depreciation	(671,807)	690	(671,117)	(17,120)	(688,237)
Total rental property, net	1,592,976	(7,267)	1,585,709	263,766	1,849,475
Cash and cash equivalents	16,906	—	16,906	11,794	28,700
Investments in unconsolidated joint ventures	171,040	(535)	170,505	(170,505)	—
Deferred lease costs and other intangibles, net	157,627	—	157,627	11,271	168,898
Deferred debt origination costs, net	10,276	—	10,276	1,010	11,286
Prepaids and other assets	81,068	—	81,068	7,310	88,378
Total assets	$2,029,893	$(7,802)	$2,022,091	$124,646	$2,146,737
LIABILITIES AND EQUITY
Liabilities
Debt
Senior, unsecured notes, net of discounts	$794,407	$—	$794,407	$—	$794,407
Unsecured term loans, net of discounts	267,141	—	267,141	—	267,141
Mortgages payable, including premiums	249,418	—	249,418	108,952	358,370
Unsecured lines of credit	46,900	—	46,900	—	46,900
Total debt	1,357,866	—	1,357,866	108,952	1,466,818
Construction trade payables	13,471	—	13,471	10,469	23,940
Accounts payable and accruals	46,401	—	46,401	5,225	51,626
Deferred financing obligation	28,388	—	28,388	—	28,388
Other liabilities	31,942	—	31,942	—	31,942
Total liabilities	1,478,068	—	1,478,068	124,646	1,602,714
Commitments and contingencies	—	—	—	—	—
Equity
Tanger Factory Outlet Centers, Inc.
Common shares	958	—	958	—	958
Paid in capital	793,059		793,059	—	793,059
Accumulated distributions in excess of net income	(272,085)	—	(272,085)	—	(272,085)
Accumulated other comprehensive income	(5,515)	—	(5,515)	—	(5,515)
Equity attributable to Tanger Factory Outlet Centers, Inc.	516,417	—	516,417	—	516,417
Equity attributable to noncontrolling interests
Noncontrolling interests in Operating Partnership	27,606	—	27,606	—	27,606
Noncontrolling interest in other consolidated partnerships	7,802	(7,802)	—	—	—
Total equity	551,825	(7,802)	544,023	—	544,023
Total liabilities and equity	$2,029,893	$(7,802)	$2,022,091	$124,646	$2,146,737

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2014

Pro Rata Statement of Operations (dollars in thousands)

	Consolidated	Noncontrolling interests	Company	Prorata portion unconsolidated joint ventures	Prorata statement of operations
REVENUES
Base rentals	$66,976	$(146)	$66,830	$5,231	$72,061
Percentage rentals	2,083	(3)	2,080	177	2,257
Expense reimbursements	31,542	(57)	31,485	2,863	34,348
Other income	2,241	(2)	2,239	357	2,596
Total revenues	102,842	(208)	102,634	8,628	111,262
EXPENSES
Property operating	36,027	(72)	35,955	3,407	39,362
General and administrative	10,722	(1)	10,721	73	10,794
Acquisition costs	7	—	7	—	7
Abandoned pre-development costs	1,596	—	1,596	—	1,596
Depreciation and amortization	26,063	(98)	25,965	2,593	28,558
Total expenses	74,415	(171)	74,244	6,073	80,317
Operating income	28,427	(37)	28,390	2,555	30,945
Interest expense	(14,920)	31	(14,889)	(637)	(15,526)
Income before equity in earnings of unconsolidated joint ventures	13,507	(6)	13,501	1,918	15,419
Equity in earnings of unconsolidated joint ventures	1,933	(15)	1,918	(1,918)	—
Net income	15,440	(21)	15,419	—	15,419
Noncontrolling interests in Operating Partnership	(803)	—	(803)	—	(803)
Noncontrolling interests in other consolidated partnerships	(21)	21	—	—	—
Net income attributable to Tanger Factory Outlet Centers, Inc.	14,616	—	14,616	—	14,616
Allocation to participating securities	(429)	—	(429)	—	(429)
Net income available to common shareholders	$14,187	$—	$14,187	$—	$14,187

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2014

External Growth Pipeline Summary
Represents Tanger's expectations as of April 29, 2014

Project/Market	Approximate Size (000 SF)	Projected Total Cost (Millions)	Tanger Share	Projected Return	Projected Opening

UNITED STATES:
New development
Charlotte, NC	400	$85 - $95	50%	9.5% - 10.5%	3Q 2014
Foxwoods, Mashantucket, CT (2)	314	$110 - $120	67%	(1)	2Q 2015
Columbus, OH	350	$75 - $85	50%	(1)	1H 2015
Savannah, GA (2)	385	$105 - $115	50%	(1)	2Q 2015
Grand Rapids, MI	350	$80 - $90	100%	(1)	2H 2015

Expansions
Park City, UT	21	$5.5 - $6.5	100%	9.5% - 10.5%	3Q 2014
Branson, MO	25	$8 - $9	100%	9% - 10%	4Q 2014
Glendale, AZ (Westgate)	65	$17 - $19	58%	9.5% - 10.5%	4Q 2014

CANADA:
New development
Kanata, ON (Ottawa)	303	$115 - $120	50%	8% - 9%	4Q 2014

Expansions
Cookstown, ON (N. Toronto)	153	$65 - $75	50%	5.5% - 6.5%	4Q 2014

(1)	While actual returns for individual projects may vary, the company's current targeted stabilized return on cost for development projects is 9% - 11% in the US and 8% - 10% in Canada.
(2)
Based on capital contribution and distribution provisions in the joint venture agreement, we expect our economic interest in the venture's cash flow to be greater than indicated in the Tanger Share column, which in this case, states the company's legal interest in this venture. The company's economic interest may fluctuate based on a number of factors, including mortgage financing, partnership capital contributions and distributions, and proceeds from gains or losses of asset sales.

Company estimates, projections and judgments with respect to approximate size, projected total cost, Tanger share, projected return, and return on cost for development and expansion projects are subject to adjustment prior to and during the development process. There are risks inherent to real estate development, some of which are not under the direct control of the company. Please refer to the company's filings with the Securities and Exchange Commission on Form 10-K and Form 10-Q for a discussion of these risks.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2014

Debt Outstanding Summary (dollars in thousands)

As of March 31, 2014
	Principal Balance	Stated Interest Rate	Effective Interest Rate	Maturity Date
Unsecured debt:
Unsecured lines of credit (1)	$46,900	LIBOR + 1.00%		10/24/2017
2015 Senior unsecured notes	250,000	6.15%		11/15/2015
2020 Senior unsecured notes	300,000	6.125%		6/1/2020
2023 Senior unsecured notes	250,000	3.875%		12/1/2023
Unsecured term loan	250,000	LIBOR + 1.60%		2/23/2019
Unsecured term note	7,500	LIBOR + 1.30%		8/28/2017
Unsecured note	10,000	1.50%	3.153%	6/30/2016
Net debt discounts	(5,952)
Total unsecured debt	$1,108,448
Secured mortgage debt:
Atlantic City, NJ (including premium of $3,992) (2)	$51,906	5.14% - 7.65%	5.05%	11/15/2021 - 12/15/2026
Deer Park, NY (net of discount of $1,398) (3)	148,601	LIBOR + 1.50%	2.80%	8/30/2018
Hershey, PA (including premium of $847) (2)	30,641	5.17% - 8.00%	3.40%	8/1/2015
Ocean City, MD (including premium of $170) (2)	18,270	5.24%	4.68%	1/6/2016
Total secured mortgage debt	$249,418
Tanger's share of unconsolidated JV debt:
Galveston/Houston (4)	$32,500	LIBOR + 1.50%		7/01/2017
National Harbor (5)	30,478	LIBOR + 1.65%		5/16/2016
RioCan Canada (including premium of $538) (6)	8,578	5.10% - 5.75%	3.93% - 4.18%	6/22/2015 - 5/10/2020
Westgate (7)	25,271	LIBOR + 1.75%		6/27/2015
Wisconsin Dells (8)	12,125	LIBOR + 2.25%		12/17/2022
Total Tanger's share of unconsolidated JV debt	$108,952

(1)
The Company has an unsecured, syndicated credit line with a borrowing capacity totaling $500.0 million and a separate cash management line of credit with a borrowing capacity of $20.0 million with one of the participants in the syndication. Both lines expire on October 24, 2017 with the option to further extend the maturity for one additional year. Facility fees of 15 basis points annually are charged in arrears based on the full amount of the commitment.

(2)	Represents mortgages assumed in the acquisitions of various properties owned by joint ventures which are consolidated for financial reporting purposes.

(3)
On August 30, 2013, as part of the acquisition of a controlling interest in Deer Park, we assumed an interest-only mortgage loan that has a 5 year term and carries an interest rate of LIBOR + 1.50%. In October 2013, we entered into interest rate swap agreements that fix the base LIBOR rate at an average of 1.30%, creating a contractual interest rate of 2.80%.

(4)
In July 2013, the joint venture closed on a $70.0 million mortgage loan with a rate of LIBOR + 1.50% and a maturity date of July 1, 2017, with the option to extend the maturity for one additional year. As of March 31, 2014, the balance on the loan was $65 million.

(5)
In May 2013, the joint venture closed on a construction loan with the ability to borrow up to $62.0 million, which carries an interest rate of LIBOR + 1.65%. As of March 31, 2014, the balance on the loan was $61.0 million.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2014

(6)
Represents the mortgages assumed related to the acquisition of the Saint-Sauveur, Quebec property by the RioCan co-owners in November 2012. The mortgages have a balance of $16.1 million and carry a weighted average interest rate of 5.7% and mature in 2015 and 2020, respectively.

(7)
In June 2012, the joint venture closed on a construction loan with the ability to borrow up to $48.3 million, which carries an interest rate of LIBOR + 1.75%. As of March 31, 2014, the balance on the loan was $43.6 million.

(8)
In December 2012, the joint venture closed on the refinance of its $24.3 million mortgage loan which had an initial maturity date of December 17, 2012. The refinanced interest-only, non-recourse mortgage loan has a 10 year term and carries an interest rate of LIBOR + 2.25%.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2014

Future Scheduled Principal Payments (dollars in thousands)

As of March 31, 2014
Year	Tanger Consolidated Payments	Tanger's Share of Unconsolidated JV Payments	Total Scheduled Payments
2014	2,712	238	2,950
2015	282,343	25,582	307,925
2016	30,283	31,552	61,835
2017 (1)	57,408	32,825	90,233
2018	153,184	345	153,529
2019	253,369	365	253,734
2020	303,566	5,382	308,948
2021	5,793	—	5,793
2022	4,436	12,125	16,561
2023	254,768	—	254,768
2024 & thereafter	12,345	—	12,345
	$1,360,207	$108,414	$1,468,621
Net Discount on Debt	(2,341)	538	(1,803)
	$1,357,866	$108,952	$1,466,818
Senior Unsecured Notes Financial Covenants (2)

As of March 31, 2014
	Required	Actual	Compliance
Total Consolidated Debt to Adjusted Total Assets	<60%	48%	Yes
Total Secured Debt to Adjusted Total Assets	<40%	9%	Yes
Total Unencumbered Assets to Unsecured Debt	>150%	184%	Yes
Consolidated Income Available for Debt Service to Annual Debt Service Charge	>1.5	4.56	Yes

(1)	Includes balances of $46.9 million outstanding under the company's unsecured lines of credit.

(2)
For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2014

Investor Information

Tanger Outlet Centers welcomes any questions or comments from shareholders, analysts, investment managers, media and prospective investors. Please address all inquiries to our Investor Relations Department.

Tanger Factory Outlet Centers, Inc.
Investor Relations
Phone:	(336) 834-6892
Fax:	(336) 297-0931
e-mail:	tangermail@tangeroutlet.com
Mail:	Tanger Factory Outlet Centers, Inc.
3200 Northline Avenue
Suite 360
Greensboro, NC 27408

Supplemental Operating and Financial Data for the
Quarter Ended 3/31/2014